UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 6, 2008

Great Wolf Resorts, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51064	51-0510250
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

122 West Washington Ave, Madison, Wisconsin		53703
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	608-661-4700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Dismissal of independent registered public accounting firm.
On March 6, 2008, Deloitte & Touche LLP ("D&T") was notified on behalf of the Audit Committee of the Board of Directors of Great Wolf Resorts, Inc. ("Company") that D&T was dismissed as the Company’s independent registered public accounting firm.

D&T’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2006 and December 31, 2007 did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2006 and December 31, 2007 and the subsequent period through the date of the filing of this current report on Form 8-K, the Company has not had any disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to D&T’s satisfaction, would have caused D&T to make reference thereto in their reports on the financial statements for such years. Also during this period, there have been no reportable events as that term is described in Item 304(a)(1)(v) of Regulation S-K. The letter from D&T to the Company filed with this current report on Form 8-K as Exhibit 16.1 satisfies the requirements of Item 304(a)(3) of Regulation S-K.

In December 2007, the Audit Committee determined that the time was opportune to undertake a process to determine the Company’s auditor for the year ending December 31, 2008. As a result of this process, the Audit Committee decided to engage Grant Thornton LLP ("GT") as the Company’s auditor for the year ending December 31, 2008.

(b) Engagement of new independent registered public accounting firm.
As a result of the process described above, on March 6, 2008, the Audit Committee approved the appointment of GT as the Company’s new independent registered public accounting firm for the Company for the year ending December 31, 2008. The Company and GT are in the process of finalizing an engagement letter. The Company did not engage GT in any prior consultations during the Company’s fiscal years ended December 31, 2006 or December 31, 2007, or the subsequent period through the date of the filing of this current report on Form 8-K regarding either: (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements; or (b) any matter that was the subject of either a disagreement or a reportable event (as defined in Item 304(a)(1)(v), respectively, of Regulation S-K).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Great Wolf Resorts, Inc.

March 11, 2008	By:	J. Michael Schroeder

Name: J. Michael Schroeder
Title: Secretary

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Exhibit Index

Exhibit No.	Description

16.1	Letter Re Change in Certifying Accountant